UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2025

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Offering

On September 22, 2025, Bitmine Immersion Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with an institutional investor to sell in a registered direct offering (the “Offering”) an aggregate of (i) 5,217,715 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a price of $70.00 per share and (ii) a warrant (the “Warrant”) to purchase up to 10,435,430 shares of Common Stock (the “Warrant Shares”) at a price of $87.50 per Warrant Share.

The Warrant is immediately exercisable, and may be exercised at any time on or prior to 11:59 p.m. (New York City time) on March 22, 2027. The exercise price for the Warrant and the number of shares of Common Stock issuable upon exercise of the Warrant are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, or similar events affecting the shares of Common Stock. The holder of the Warrant has the right to participate on an as-exercised basis in certain distributions to the holders of Common Stock. A holder will not have the right to exercise any portion of the Warrants if the holder (together with its Attribution Parties (as defined therein) would beneficially own in excess of 4.99% of the shares of Common stock of the Company outstanding immediately after giving effect to such exercise.

The gross proceeds from the Offering, before deducting the placement agent fees and offering expenses, will be approximately $365 million. The Company intends to use the net proceeds received from the Offering to acquire Ether, the native cryptocurrency of the Ethereum blockchain commonly referred to as “ETH” as well as for general working capital purposes.

The Shares are being offered and sold pursuant to a prospectus, dated July 9, 2025, and a prospectus supplement, dated September 22, 2025, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-288579).

The SPA contains customary representations and warranties that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The SPA also contains customary conditions to closing, termination of the rights of the parties, certain indemnification obligations of the Company and ongoing covenants of the Company.

The Offering is expected to close on September 23, 2025, subject to satisfaction of customary closing conditions.

A copy of the opinion of Winston & Strawn LLP relating to the securities of the Shares offered by the Company in the Offering is attached as Exhibit 5.1 hereto.

The descriptions of the terms and conditions of the Warrant and the SPA set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Warrant and SPA, which are attached hereto as Exhibits 4.1 and 10.1, respectively, and incorporated herein by reference. Accordingly, the SPA is incorporated herein by reference only to provide investors with information regarding the terms of the SPA and not to provide investors with any other factual information regarding the Company or its business and investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission (“SEC”) for any other such factual information.

This Current Report on Form 8-K does not constitute an offer to sell the securities or a solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the expected closing of the Offering and expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with market conditions and risks and uncertainties inherent in the Company’s business; and other risks described in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 7.01 Regulation FD Disclosure.

On September 22, 2025, the Company published a press release announcing the Offering (the “Offering Press Release”). A copy of the Offering Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant.
5.1	Opinion of Winston & Strawn LLP, dated September 22, 2025.
10.1*	Securities Purchase Agreement, dated September 22, 2025, by and between the Company and the investor party thereto.
23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1 above).
99.1	Offering Press Release, dated September 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain personally identifiable information, marked by brackets, has been omitted from this exhibit pursuant to Item 601(A)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: September 22, 2025	By:	/s/ Jonathan Bates
	Name:	Jonathan Bates
	Title:	Chief Executive Officer